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                                                                  EXHIBIT 10.42


                           REVISED FIFTH AMENDMENT TO
                   THE SUBSCRIPTION AND PUT AND CALL AGREEMENT
                    WITH RESPECT TO SHARES OF COMMON STOCK OF
                   WESTERN WIRELESS INTERNATIONAL CORPORATION


        This Revised Fifth Amendment to the Subscription and Put and Call Agreement with respect to Shares of Common Stock of Western Wireless International Corporation, as amended (the "Horwitz Agreement"), is made as of the 12th day of April, 2001, by and between Bradley J. Horwitz ("Horwitz"), Western Wireless International Corporation ("WWIC"), Western Wireless Corporation ("WWC"), and WWC Holding Co., Inc. ("Holding Co.") (WWC and Holding Co. are collectively referred to as "Western," and together with Horwitz and WWIC, collectively, the "Parties"), and shall supercede the Fifth Amendment to the Subscription and Put and Call Agreement with respect to Shares of Common Stock of Western Wireless International Corporation, as amended previously executed by the parties hereto on March 31, 2001 which shall hereafter be deemed rescinded.

                                   WITNESSETH:

        WHEREAS, Horwitz and Holding Co. have entered into an agreement whereby Holding Co. purchased from Horwitz 138 shares of WWIC Common Stock;

        WHEREAS, Horwitz and Western have each determined that it is in their best interests to amend the Horwitz Agreement to provide that during the periods from January 1, 2003 through January 31, 2003 and January 1, 2004 through January 31, 2004, Horwitz shall have the right, but not the obligation, to require Holding Co. to exchange all of his remaining shares of WWIC for that number of shares of WWC equal to the Call Consideration (as defined in the Horwitz Agreement);

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree that Paragraph 8 of the Horwitz Agreement is amended to read as follows:

                During each of the periods from January 1, 2003 through January 31, 2003 and January 1, 2004 through January 31, 2004, Horwitz shall have the right, but not the obligation, to require Holding Co. to exchange all, but not less than all, of the Shares for that number of shares of WWC Common Stock equal to the Call Consideration.

        Except as amended herein, the terms of the Horwitz Agreement shall remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, this amendment has been duly executed on the day and year first written above.



WESTERN WIRELESS INTERNATIONAL CORPORATION      WESTERN WIRELESS CORPORATION

By: /s/ John W. Stanton                         By: /s/ John W. Stanton
    -------------------------------                 ---------------------------
        John W. Stanton                                 John W. Stanton
        Chairman and                                    Chairman and
        Chief Executive Officer                         Chief Executive Officer

BRADLEY J. HORWITZ                              WWC HOLDING CO., INC.

/s/ Bradley J. Horwitz                          By:  /s/ John W. Stanton
-----------------------------------                ----------------------------
                                                         John W. Stanton
                                                         Chairman and Chief
                                                         Executive Officer